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                                                                  EXHIBIT 10.41

        [T&W FINANCIAL CORPORATION AND AFFILIATED COMPANIES LETTERHEAD]


                         STOCK OPTION LETTER AGREEMENT

        To:     Kenneth W. McCarthy, Jr.

        From:   Thomas W. Price, President

        Re:     T & W Financial Corporation Stock Option Plan

        Date:   June 30, 1996


        Subject to the terms and conditions set forth below, and in partial consideration of your employment by T&W Financial Corporation (the "Company"), you are hereby granted a non-qualified stock option for the purchase of up to 3% of the shares of the Company's common stock at an exercise price equal to two
(2) times the book value of the Company as of June 30, 1996.

        Term: The term of the option is ten (10) years from the date of this Agreement and therefore, to the extent not exercised, will automatically terminate on June 30, 2006, unless sooner terminated.

        Exercise: During your lifetime, only you can exercise the option. You may use the Notice of Exercise of Stock Option in the form attached to this Agreement when you exercise the option.

        Payment for Shares: The option may be exercised by the delivery of cash, bank certified or cashier's check. At the Company's discretion, all or part of the required payment may be in the form of a promissory note, the terms of which we must mutually agree upon.

        Vesting and Termination: Your option is 100% vested and therefore, may be exercised for up to three months following the termination of your employment with the Company.

        Transfer of Option: The option is not transferable except by will or by the applicable laws of descent and distribution.

        Taxation: The date of grant of this option is June 30, 1996. You should obtain tax advice when exercising your option and before disposing of the shares. The Company makes no representations concerning the tax effect of this option or the subsequent exercise thereof.
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Kenneth W. McCarthy, Jr.
June 30, 1996
Page -2-



        Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.


                                        Very truly yours,

                                        T & W FINANCIAL CORPORATION


                                           /s/ THOMAS W. PRICE
                                        --------------------------
                                      By:  Thomas W. Price
                                      Its: President

TWP/jt
Encl.



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ACCEPTANCE AND ACKNOWLEDGMENT

        I, as a resident of the state of Washington, accept the nonqualified stock option described above and acknowledge receipt of a copy of this Agreement.

        Dated as of: June 30, 1996.



                                /s/ Kenneth W. McCarthy, Jr.
                                --------------------------------
                                Kenneth W. McCarthy, Jr.
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                       NOTICE OF EXERCISE OF STOCK OPTION

        To: Thomas W. Price, President

        I, as a resident of the State of Washington, hereby exercise my stock option granted by the Board of Directors of T&W Financial Corporation (the "Company") pursuant to the Consent Resolution of the Board of Directors of the Company dated June 30, 1996, and notify the Company of my desire to purchase the number of shares of the Company that represents three percent (3%) of the common stock of the Company as of June 30, 1996. I acknowledge that the exact number of shares will be determined as soon as reasonably practicable. As stated in the Consent Resolution, the exercise price shall be equal to two (2) times the book value of the Company as of June 30, 1996.

        I hereby represent that:

        (a) the shares of Common Stock to be delivered to me pursuant to this exercise are being acquired by me for my own account, for my own investment and not with a view to resale or distribution;

        (b) by virtue of my employment with the Company I am knowledgeable about the Company's business, financial information and prospects, and as such, I am capable of making an informed investment decision with regard to the Company; and

        (c) I am capable of bearing the risk of loss of my entire investment in the Company.

Dated: July 3, 1997.


    ###-##-####                         /s/ KENNETH W. MCCARTHY, JR.
--------------------                    ----------------------------------
Taxpayer I.D. Number                    Kenneth W. McCarthy, Jr.

                                        Address: 4620-110th Avenue Apt. E
                                                 -------------------------
                                          Puyallup, WA
                                        ----------------------------------

                                        ----------------------------------
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                              AMENDED AND RESTATED

                       NOTICE OF EXERCISE OF STOCK OPTION

        To: Thomas W. Price, President

        The purpose of this instrument is to amend and restate the Notice of Exercise of Option previously executed by the undersigned. I, as a resident of the State of Washington, hereby exercise my stock option granted by the Board of Directors of T&W Financial Corporation (the "Company"), and notify the Company of my desire to purchase 2.55% of the total outstanding stock of T&W Financial Corporation immediately prior to the closing of an initial public offering of its common stock (i.e., 147,900 shares) (exclusive of shares sold pursuant to the exercise of the Underwriters' over-allotment option as described in the Company's Registration Statement on Form S-1 filed in connection with the initial public offering). As stated in the Stock Option Letter Agreement, the exercise price shall be equal to two (2) times the book value of the Company as of June 30, 1996.

        I hereby represent that:

        (a) the shares of Common Stock to be delivered to me pursuant to this exercise are being acquired by me for my own account, for my own investment and not with a view to resale or distribution;

        (b) by virtue of my employment with the Company I am knowledgeable about the Company's business, financial information and prospects, and as such, I am capable of making an informed investment decision with regard to the Company; and

        (c) I am capable of bearing the risk of loss of my entire investment in the Company.

Dated as of August 15, 1997.


------------------------------          ------------------------------
Taxpayer I.D. Number                    Kenneth W. McCarthy, Jr.

                                        Address: _____________________

                                        ______________________________

                                        ______________________________